UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 28, 2024

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2024, Amphenol Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc. and HSBC Securities (USA) Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to the offer and sale of $250,000,000 aggregate principal amount of the Company’s 5.050% Senior Notes due 2027 (the “Additional 2027 Notes”), $750,000,000 aggregate principal amount of the Company’s 5.000% Senior Notes due 2035 (the “2035 Notes”) and $500,000,000 aggregate principal amount of the Company’s 5.375% Senior Notes due 2054 (the “2054 Notes” and, together with the Additional 2027 Notes and 2035 Notes, the “Notes”). The Additional 2027 Notes constitute a further issuance of the Company’s 5.050% Senior Notes due 2027, of which $450,000,000 aggregate principal amount was issued on April 5, 2024 (the “Existing 2027 Notes”) and will form a single series with, and have the same terms (other than the issue date, the issue price and the first interest payment date) as the Existing 2027 Notes. Upon settlement, the Additional 2027 Notes will have the same CUSIP number and will trade interchangeably with the Existing 2027 Notes. The closing of the offering is expected to occur on October 31, 2024, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto, and is filed herewith for purposes of incorporation by reference into the Company’s Registration Statement (No. 333-270605).

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On October 28, 2024, the Company issued a press release announcing the pricing of each series of the Notes, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 28, 2024, by and between the Company and Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc. and HSBC Securities (USA) Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to the offer and sale of $250,000,000 aggregate principal amount of the Additional 2027 Notes, $750,000,000 aggregate principal amount of the 2035 Notes and $500,000,000 aggregate principal amount of the 2054 Notes.
99.1	Press Release of the Company, dated October 28, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

Date: October 29, 2024	By:	/s/ Craig A. Lampo
		Name:	Craig A. Lampo
		Title:	Senior Vice President and Chief Financial Officer